UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 9, 2022

BIOLIFE SOLUTIONS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36362	94-3076866
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3303 Monte Villa Parkway, Suite 310 Bothell, WA	98021
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (425) 402-1400

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of exchange on which registered
BioLife Solutions, Inc. Common Stock	BLFS	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.

On June 9, 2022, BioLife Solutions, Inc. (the “Company”) completed its 2022 annual meeting of stockholders (the “Annual Meeting”). The number of shares of stock entitled to vote at the Annual Meeting was 42,858,120 consisting of 42,394,243 shares of common stock, par value $0.01 per share (the “Common Stock”) of the Company and 463,877 shares of unvested restricted stock (collectively, the “Voting Stock”) of the Company. The number of shares of Voting Stock present or represented by valid proxy at the Annual Meeting was 31,119,859 shares. At the Annual Meeting, the Company’s stockholders (i) re-elected each of Michael Rice, Joydeep Goswami, Joseph Schick, Amy DuRoss and Rachel Ellingson as directors, (ii) approved, on a non-binding, advisory basis, the compensation of the Company’s named executive officers, (iii) ratified the appointment by the board of directors (the “Board”) of the Company of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022, and (iv) approved an amendment to the Company’s Second Amended and Restated 2013 Performance Incentive Plan to increase the aggregate number of shares of Common Stock which may be issued under the plan by 2,000,000 shares of Common Stock from 6,500,000 to 8,500,000 shares of Common Stock. The following is a tabulation of the voting on the proposals presented at the Annual Meeting:

Proposal No. 1 – Election of directors

Michael Rice, Joydeep Goswami, Joseph Schick, Amy DuRoss, and Rachel Ellingson were elected to serve until the 2023 annual meeting of stockholders or until his or her successor is duly elected and qualified or until his or her earlier resignation or removal or otherwise is disqualified from serving as a director of the Company. The voting results were as follows:

Nominee	Shares Voted For	Shares Withheld	Broker Non-Votes
Michael Rice	26,756,099	412,691	3,951,069
Joydeep Goswami	26,495,874	672,916	3,951,069
Joseph Schick	21,886,159	5,282,631	3,951,069
Amy DuRoss	26,025,130	1,143,660	3,951,069
Rachel Ellingson	26,298,344	870,446	3,951,069

Proposal No. 2 – Approval, by non-binding advisory vote, of the compensation of the Company’s named executive officers

The compensation for the Company’s named executive officers, by non-binding advisory vote, was approved. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
20,068,567	6,973,007	127,216	3,951,069

Proposal No. 3 – Ratification of the appointment by the Board of the Company of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022

The ratification of the appointment by the Company’s Board of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022, was approved. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
31,102,044	9,993	7,822	0

Proposal No. 4 – Approval of an amendment to the Second Amended and Restated 2013 Performance Incentive Plan to increase the aggregate number of shares of Common Stock which may be issued under the plan by 2,000,000 shares of Common Stock from 6,500,000 shares of Common Stock to 8,500,000 shares of Common Stock

The Amendment to the Second Amended and Restated 2013 Performance Incentive Plan to increase the aggregate number of shares of Common Stock which may be issued under the plan by 2,000,000 shares of Common Stock from 6,500,000 shares of Common Stock to 8,500,000 shares of Common Stock was approved. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
19,073,240	7,993,611	101,939	3,951,069

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BioLife Solutions, Inc.

Date: June 15, 2022	By:	/s/ Troy Wichterman
Troy Wichterman
Chief Financial Officer